Forward-Looking Statements This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to historical or current facts. These statements may discuss, among other things, Kinsale's future financial performance, business prospects and strategy, anticipated financial position, liquidity and capital, dividends and general market and industry conditions. You can identify forward-looking statements by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “outlook,” “future,” “will,” “would,” “should,” “could,” “may,” “can have” and similar terms. Forward-looking statements are based on management’s current expectations and assumptions about future events, which are subject to uncertainties, risks and changes in circumstances that are difficult to predict. These statements are only predictions and are not guarantees of future performance. Forward-looking statements speak only as of the date on which they are made. Except as expressly required under federal securities laws or the rules and regulations of the SEC, Kinsale does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to Kinsale are expressly qualified by these cautionary statements.

AGENDA 8:30 – 8:40 Opening Remarks Mike Kehoe 8:40 – 8:50 Company Overview Bryan Petrucelli 8:50 – 9:50 Underwriting Brian Haney 9:50 – 10:20 Human Resources Amber Sheridan 10:20 – 10:30 Break 10:30 – 11:00 Information Technology Diane Schnupp 11:00 – 11:30 Claims Mark Beachy 11:30 – 12:00 Analytics and Actuarial Salmaan Allibhai 12:00 Lunch/Adjourn

UNDERWRITING Brian Haney

UNDERWRITING OVERVIEW OF UNDERWRITING AT KINSALE STATE OF THE MARKET KEEPING EXPENSES LOW RISK APPETITE PRODUCT DEVELOPMENT TRAINING AND DEVELOPMENT CUSTOMER SERVICE PRODUCTIVITY & INNOVATION

Life Sciences Environmental UNDERWRITING Casualty Specialty Casualty Professional Lines UW Operations Digital Marketing Transportation Property

Casualty 45% Property 20% Specialty Cas. 17% Professional Lines 16% Transportation 2%

OUR APPROACH 100% Excess & Surplus Lines Small-to-Medium Sized Risks Individual Risk Underwriting Superior Systems & Data Keep expenses low Hard-to-place risks

HOW WE ARE DIFFERENT Rewarding the Doers No Delegated Underwriting One Location, in Person, 5 Days a Week Contrarian Underwriting Tailored Coverage

STATE OF THE MARKET Rate Flow of Business in E&S Property Casualty Proliferation of MGAs Professional Lines

FACTORS INFLUENCING MARKET Poor historical experience among many carriers Adverse reserve development in weaker companies Natural catastrophes Significant inflation Jump in bond yields End of easy money policy Economy ESG considerations

DRIVERS OF THE EXPENSE ACQUISITION COSTS EMPLOYEE COSTS EVERYTHING ELSE

CASUALTY Divisions Small Business General Casualty Excess Casualty Construction

SPECIALTY CASUALTY Divisions Environmental Entertainment Energy Life Sciences Products Product Recall

PROFESSIONAL LINES Divisions Public Entity Professional Liability Management Liability Healthcare Allied Healthcare

PROPERTY Divisions Small Property Commercial Property Personal Insurance

TRANSPORTATION Divisions Ocean Marine Inland Marine Commercial Auto Aviation

UNDERWRITING E&S ACCOUNTS Individual Risk Underwriting “Just Quote It” Utilize 3rd Party Data Underwriters are Subject Matter Experts Flexibility of Forms and Limits

Which Products to Bring To Market Determine the Lift Needed to Create Product IT, Forms, Actuarial, and Underwriting Work Marketing of Product Product Roll Out PRODUCT DEVELOPMENT PROCESS

NEW PRODUCTS Extended Completed Operations and Discontinued Operations Athletic Facilities Excess Product Recall Ocean Marine Garage Liability- Non-Dealers

UNDERWRITER TRAINING Hit the Ground Running Movement Territory & Letters of Authority File Audits

CUSTOMER SERVICE Use the Phone Two Hour Turn Around Time on All Emails First in First Out 24 Hour Turn Around Time

PRODUCTIVITY Rewarding the Doers Quote More Bind More IT/Transit

INNOVATION Submission Clearance Automatic Excess

HUMAN RESOURCES Amber Sheridan, SVP HR

Kinsale Culture Reward the Doers Recognize Achievement Remove Under- performers ENTREPRENEURIAL SPIRIT • Owner/Operator Model and Mentality • Compensation • Over 30% of Compensation is Lump Sum • Ability to Differentiate • Long Term Wealth Building • All Leaders Participate in Stock Plan

EMPLOYEES ARE OUR FOUNDATION OF SUCCESS High Performance High Pay High Productivity

Outreach and Participation Evaluating Business Asks and Needs Gathering the Right Candidates Screening and Testing for Attitude and Aptitude In Person Interview with Trained Panel Thoughtful Conversation and Offer Onboarding HOW WE HIRE

TALENT DEVELOPMENT EXPERTS Current Level of Understanding Learning Required for Current Role Opportunities to Grow and Create Long Term Career

ALL EMPLOYEES IN OFFICE INCREASED UNDERSTANDING AND CONFIDENCE SENSE OF TRUST AND BELONGING GIVING AND RECEIVING FEEDBACK THE KINSALE ENVIRONMENT

INFORMATION TECHNOLOGY Diane Schnupp

Technology is a core competency for efficiency, accuracy, service, and data Efficiency Accuracy Service Data KINSALE CORE COMPETENCY Technology is a core competency for:

IT STRATEGIC PILLARS Be a great place to work Accelerate our technology-empowered competitive advantage Enable smart company growth

PRODUCT, DELIVERY MATURITY, & EXPERIENCE APPLICATION DEVELOPMENT ARCHITECTURE DATA IT INFRASTRUCTURE & SECURITY IT ORGANIZATION

BRANDING

36 Data Driven ApproachStrategic Accelerator Custom Designed for Our Business Processes TARGET STATE

37 TARGET STATE EXAMPLES Submission Intake Underwriting Claims

TARGET STATE BENEFITS 38 Target State Revenue Impact • quotes / UW • new product speed-to- market Cost Efficiency • manual effort • accuracy and reporting capabilities Risk Mitigation • enable scale, reliability, performance & security

CLAIMS Mark Beachy

EXCESS & SURPLUS CLAIM BUSINESS 40 Severity driven Complex multi-party litigation Litigious environment Tailored coverage forms Aggressive plaintiff bar

STRATEGIC OBJECTIVES 41 Leverage a high-performance culture to continuously improve and deliver results. Pay Only What We Owe Enhance Organization and Talent Streamline and Improve Processes Technology and Innovation Leverage Partnerships Drive High Performance Culture

42 ORGANIZATION CLAIM Casualty Specialty Property Claim Legal Compliance Product Development Fully integrated Claims Department organized both vertically and by claim type.

TALENT Reward & Retain Top Performers Continued Growth Improve Skills with Specialized Training Strategic Staffing Recruit Claim- Legal Experience • 59 high-performing team members • 48% of employees are attorneys • 55% of liability examiners are attorneys • Experienced staff averaging 13 years of industry experience • Strong retention of leaders with 8+ years with Kinsale Strategic Staffing Claim professionals are high-performing with strong claim and legal experience. 43

HIGH PERFORMANCE MODEL Risk Appetite Risk Appetite In-House Claim HandlingSpan of Control Pay What We Owe Rigorous Application of Coverage Forms Legal Partnerships Limited Reserve & Settlement Authority • Superior execution • Resolution focused • Data and process driven • Teamwork • Responsiveness • Urgency-timeliness • Owner mentality • Reward the doers High Performance Culture Philosophy of continuous improvement with an unrelenting focus on bottom-line results. 44

We handle 45% more claims with only a 21% more staffing. RESULTS 45 Claims Received Claims Closed Average Months to Close Average Paid 45% Increased Claims 21% Increased Staffing 2020 2022 Increased Productivity Continuous improvements drive increased productivity, reduced cycle times, and declining payouts.

• High volume, lower severity property damage claims • Speed & efficiency reduces claim cycle • Continuous & ongoing damage over multiple policy periods • Organized by states PROCESSES: CLAIMS TRIAGE Right Touch Right Touch • In-house experts on coverage & forms • Advice & counsel on jurisdictional nuances Construction Defect Coverage Coverage Specialization results in deep expertise and streamlined claim handling. • Streamlined processes reduce transitions • Focus on early resolution • Early identification of high-risk claims • Avoid or mitigate litigation • Timely reserve and optimum outcomes 46

TECHNOLOGY & INNOVATION 47 Proprietary Claim Platform Third Party Data Kinsale Analytics Automation & Artificial Intelligence  Create technology vision  Prioritize improvements  Mobilize staff  Collaborate closely with IT  Track progress  Measure business value Leveraging technology and driving innovation to improve claim results.

PARTNERSHIPS 48 Actuary Underwriting Legal Information Technology Unique Competitive Advantage Leveraging internal and external partnerships to deliver strategic objectives and outcomes.

Analytics & Actuarial Salmaan Allibhai

KINSALE IS A QUANTITATIVE COMPANY The use of data in decision-making is a key competitive advantage for us Embracing data is a fundamental part of the Kinsale culture Pricing/ Underwriting Reserving Claims Handling Capital Management Risk Management Staffing/ Budgeting

DATA IS AN INTEGRAL PART OF OUR STRATEGY We collect a lot of data • We have data on the full life cycle of a policy from when it arrives as a submission until the last dollar of a claim is paid • Data sources include Underwriting Worksheets, Policy System, Claims, and Finance We help users throughout the company consume this data • Monthly reports of key metrics • Spreadsheet and Qlik reports that allow users to filter, sort, and aggregate data • Bespoke analyses when things become complex

WE CONTINUOUSLY USE DATA TO DRIVE EFFICIENCY AND PROFITABILITY Recurring Analyses: Product Line Reviews (Pricing Analyses) Reserve Reviews Capital Adequacy Projections (BCAR) Catastrophe Modeling Reinsurance and Risk Management Reviews

EXAMPLES OF RECENT AD HOC ANALYSES Commercial Credit Submission Scoring Utilizing text mining on Claims and UW notes to refine pricing and expand our coverage offering Flat-fee agreements for California Construction Defect claims

FOCUSING ON THIRD-PARTY DATA Combined effort by Analytics & Actuarial, Underwriting, and IT to take advantage of third-party data There is a lot of data out there, and thanks to our focus on technology, we are well-positioned to utilize that data to drive efficiency and profitability Improve how we segment and price risk Automate repetitive tasks and capture valuable data 1 2